SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          CHIPS AND TECHNOLOGIES, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                          CHIPS AND TECHNOLOGIES, INC.
                      2950 Zanker Road, San Jose, CA 95134
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

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




                          CHIPS AND TECHNOLOGIES, INC.
                                2950 Zanker Road
                           San Jose, California 95134

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 1995


To the Stockholders of Chips and Technologies, Inc.:

         Notice is hereby given that the Annual Meeting of the Stockholders of Chips and Technologies, Inc. ("Chips" or the "Company") will be held on November 9, 1995, at 3:30 p.m. at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110 for the following purposes:

         1.       To elect one (1) Class I director.

         2. To approve an increase to the share reserve under the Chips and Technologies, Inc. Amended and Restated 1994 Stock Option Plan (the "Option Plan") by 1,000,000 shares.


         3. To approve an increase to the share reserve under the First Amended Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors (the "Outside Directors Plan") by 200,000 shares.


         4. To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending June 30, 1996.

         5. To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on September 15, 1995 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110.


                                              By Order of the Board of Directors



                                              Jeffery Anne Tatum, Secretary

San Jose, California
October 13, 1995

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                          CHIPS AND TECHNOLOGIES, INC.
                                2950 Zanker Road
                           San Jose, California 95134


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         The accompanying proxy is solicited by the Board of Directors of Chips and Technologies, Inc. ("Chips" or the "Company") for use at the Annual Meeting of Stockholders to be held November 9, 1995, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy are being first sent to stockholders on approximately October 13, 1995.


                               GENERAL INFORMATION

         Annual Report. An annual report for the fiscal year ended June 30, 1995 is enclosed with this Proxy Statement.

         Voting Securities. Only stockholders of record as of the close of business on September 15, 1995 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 20,265,796 shares of Common Stock of the Company issued and outstanding. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. Stockholders may vote in person or by proxy. The Company's Bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

         Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks and brokers to solicit customers of theirs who have stock of the Company registered in the names of such banks and brokers or their nominees, and will reimburse such banks and brokers for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others, including professional proxy solicitors, to solicit proxies, personally or by telephone.

         Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted for each nominee and in favor of each proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time prior to the closing of the polls at the meeting by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding the Company's Common Stock owned on June 30, 1995 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers whose compensation is disclosed under the caption "Executive Compensation and Other Matters", and (iv) all executive officers and directors of the Company as a group.

                                                         Shares Owned (1)
                                                   -----------------------------
                                                     Number        Percentage
Name and Address of Beneficial Owners              of Shares        of Class
-------------------------------------              ---------    ----------------

FMR Corporation(2) ........................        2,222,800         12.85
Gordon A. Campbell.........................          910,485(3)       4.56
Gene P. Carter.............................          125,179(4)          *
Henri A. Jarrat............................          145,000(5)          *
James F. Stafford..........................          527,077(6)       2.60
Bernard V. Vonderschmitt...................           51,300(7)          *
Keith A. Angelo............................          200,503(8)       1.00
Richard E. Christopher.....................          155,000(9)          *
Morris E. Jones, Jr........................          480,637(10)      2.40
Lawrence A. Roffelsen......................          180,000(11)         *
All directors and executive officers
  as a group (12 persons)..................        3,210,781(12)     14.60%

--------------------
*     Represents less than 1%

1 Unless otherwise indicated below, the persons and entities named in the above table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

2     The  address  of  FMR  Corporation  is  82  Devonshire   Street,   Boston,
      Massachusetts 02109.

3 Includes 240,000 shares subject to immediately exercisable options. Includes 25,731 unvested shares.

4     Includes  75,000  shares  subject  to  immediately   exercisable  options.
      Includes 34,587 unvested shares.

5 All shares are subject to immediately exercisable options. Includes 98,295 unvested shares.

6 Includes 525,000 shares subject to immediately exercisable options. Includes 218,750 unvested shares.

7     Includes  50,000  shares  subject  to  immediately   exercisable  options.
      Includes 24,586 unvested shares.

8 Includes 199,500 shares subject to immediately exercisable options. Includes 88,232 unvested shares.

9 All shares are subject to immediately exercisable options. Includes 70,834 unvested shares.

10 Includes 260,000 shares subject to immediately exercisable options. Includes 58,855 unvested shares.

11 All shares are subject to immediately exercisable options. Includes 79,168 unvested shares.

12 Includes 2,264,500 shares subject to immediately exercisable options. Includes 963,938 unvested shares.

                                  PROPOSAL ONE

                      NOMINATION AND ELECTION OF DIRECTORS


         Pursuant to the Bylaws and actions of the Board of Directors, five (5) directors constitute the full Board of Directors. The directors are divided into three classes, with one class to be elected for a three year term at each annual meeting of stockholders. Gordon A. Campbell and Gene P. Carter, whose terms expire in 1995, currently serve as the Class I directors. Henri A. Jarrat and James F. Stafford serve as Class III directors, and their terms expire in 1996. Bernard V. Vonderschmitt serves as a Class II director and his term expires in 1997.

         At the Annual Meeting of Stockholders, one (1) director, Gene P. Carter, has been nominated for election to Class I of the Board of Directors, to hold office until the earlier to occur of (i) the meeting of stockholders to be held in 1998 and the election and qualification of his successor, or (ii) a resignation or the vacancy of office as a result of death, removal, or other cause in accordance with the Bylaws of the Company. Mr. Campbell has announced that he will not stand for reelection and he will therefore step down from the Board of Directors after the 1995 Annual Meeting of Stockholders. As a result, Class I will have one vacant seat, which the Board of Directors intends to fill. Proxies cannot be voted for more than the one named nominee.

         If a quorum is present and voting, the nominee for Class I director receiving the highest number of votes will be elected as a Class I director. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes", will be counted as present in determining if a quorum is present.

         Certain information concerning the current directors, including the Class I nominee to be elected at this meeting, is set forth below.


     Director        Position with the Company    Age            Term
------------------   -------------------------    ---   ------------------------

Gordon A. Campbell   Chairman of the Board        51    Director since 1984;
                                                        term ends 1995.

Gene P. Carter       Director                     61    Director since 1988;
                                                        term ends 1995.

Henri A. Jarrat      Director                     57    Director since 1994;
                                                        term ends 1996.

James F. Stafford    President, Chief Executive   51    Director since 1993;
                     Officer  and Director              term ends 1996.

Bernard V.           Director                     71    Director since 1992;
Vonderschmitt                                           term ends 1997.

         Mr. Campbell is a founder of the Company and has served as a director and Chairman of the Board since December 1984, and as President and Chief Executive Officer from January 1985 through July 1993. He is also a founder and since 1993 has been President and Chairman of the Board of Techfarm, Inc., a company formed to launch technology based start-up companies. Mr. Campbell is also a founder of Seeq Technology, Inc., and, from January 1981 to October 1984, he served as that company's President and Chief Executive Officer. Mr. Campbell also serves as a director of 3Com Corporation, Bell Microproducts, Inc., Reply Corporation and Scotts Valley Instruments, Inc. and as Chairman of the Board of Exponential Technology, Inc., Summit Systems and Absolute Time Corporation. Mr. Campbell is also President, Chief Executive Officer and Chairman of the Board of 3D/fx Interactive, Inc.

         Mr. Carter has served as a director of the Company since March 1988. From August 1977 to September 1984, Mr. Carter served as Vice President of Sales for Apple Computer, Inc. He has been self-employed as a private investor since 1984. Mr. Carter also serves as a director on the board of directors of Adobe Systems, Inc.

         Mr. Jarrat was appointed to the Board of Directors in August 1994. He is currently President of Jarrat Global Enterprises, Inc. From 1983 to 1987, he served as President and Chief Operating Officer of VLSI Technology, Inc., and for seven years prior to 1983, he served at Motorola, Inc. as a Corporate Vice President and General Manager.

         Mr. Stafford was appointed to the Board of Directors in August 1993 and was named President and Chief Executive Officer in July 1993. Mr. Stafford served as Acting Chief Financial Officer from April 1993 until December 31, 1993. He previously served as Senior Vice President and Chief Operating Officer from January 1992 to July 1993, as Senior Vice President, Product Line Operations from February 1990 to January 1992, as Vice President, Product Line Operations from July 1989 to February 1990, as Vice President, Operations from December 1985 to July 1989, and as Director of Operations from January 1985 to December 1985.

         Mr. Vonderschmitt has served as a director of the Company since August 1992. He is a co-founder of Xilinx, Inc. and has served as its Chief Executive Officer since February 1984. Prior to founding Xilinx, he spent two and one-half years at Zilog, Inc., then a subsidiary of Exxon, as Vice President and General Manager of the Microprocessor Division. Prior to joining Zilog, he was with RCA for more than twenty years in mostly technical management positions. During his last seven years at RCA, Mr. Vonderschmitt served as Vice President and General Manager of the Solid State Division. Mr. Vonderschmitt also serves as a director on the boards of Xilinx, Inc., IMP, Inc., Sanmina, Inc. and Credence Systems Corporation.

         During the fiscal year ended June 30, 1995, the Board of Directors held nine (9) meetings. No director attended fewer than 75% of such meetings of the Board of Directors and the committees on which he serves.

         There are two (2) standing committees of the Board of Directors: the Audit Committee and the Compensation Committee. The Board does not have a standing Nominating Committee.

         The Audit Committee's function is to review with the independent accountants and management the annual financial statements and independent accountants' opinion, review the scope and results of the examination of the Company's financial statements by the independent accountants, approve all professional services performed by the independent accountants and related fees, recommend the retention of the independent accountants to the Board, subject to ratification by the stockholders, and periodically review the Company's accounting policies and internal accounting and financial controls. The members of the Audit Committee are Bernard Vonderschmitt and Gene Carter. During the fiscal year ended June 30, 1995, the Audit Committee held one (1) meeting.

         The Compensation Committee is responsible for setting and administering the policies governing the annual compensation of the Company's executive officers, including cash compensation and stock option programs, and approving the grant of options for employees. The members of the Compensation Committee are Bernard Vonderschmitt and Gene Carter. During the fiscal year ended June 30, 1995, the Compensation Committee held ten (10) meetings.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of Executive Officers

         The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of June 30, 1995, during the fiscal years ended June 30, 1993, 1994, and 1995:

                           SUMMARY COMPENSATION TABLE


                                                                     Long Term
                                         Annual Compensation        Compensation
                                    ------------------------------  ------------
                                                                       Awards
                                                                       ------
                                    Fiscal                            Options/
Name and Principal Position          Year      Salary     Bonus        Shares
------------------------------      ------     ------     -----        ------

James F. Stafford                    1995     $236,259   $118,797     125,000
President and Chief Executive        1994     $225,009         $0     125,000
Officer                              1993     $181,924         $0     275,000(1)

Keith A. Angelo                      1995     $155,297    $74,750      25,000
Vice President, Marketing            1994     $141,755         $0      50,000
                                     1993     $125,682         $0     165,000(2)

Richard E. Christopher               1995     $164,306    $78,232      25,000
Vice President, Sales                1994     $158,440         $0      35,000
                                     1993     $149,121         $0     180,000(3)

Morris E. Jones, Jr.                 1995     $180,566    $84,448      25,000
Senior Vice President, Advanced      1994     $178,506         $0      35,000
Products and Chief Technical         1993     $170,715         $0     150,000(4)
Officer

Lawrence A. Roffelsen                1995     $155,297    $74,750      25,000
Vice President, Engineering          1994     $141,755         $0      50,000
                                     1993      $64,430         $0     105,000
--------------------------

1 Includes options to purchase 50,000 shares which were repriced on August 3, 1992, replacing options granted in fiscal 1991.

2 Includes options to purchase 105,000 shares which were repriced on August 3, 1992, replacing options granted in fiscal years 1991, 1992 and 1993.

3 Includes options to purchase 75,000 shares which were repriced on August 3, 1992, replacing options granted in fiscal 1993 which are also included in the above table and which were canceled.

4 Includes options to purchase 100,000 shares which were repriced on August 3, 1992, replacing options granted in fiscal 1991 and 1992 which were canceled.

Stock Options Granted in Fiscal 1995

         The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 1995, to the persons named in the Summary Compensation
Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     Potential Realizable Value
                                                                                       at Assumed Annual Rates
                                                                                           of Stock Price
                                                                                       Appreciation for Option
                       Individual Grants in Fiscal 1995                                        Term(1)
----------------------------------------------------------------------------------  ----------------------------
                                          % of Total
                                           Options
                                          Granted to    Exercise
                                          Employees      or Base
                             Options      in Fiscal       Price       Expiration
         Name                Granted         Year        ($/Sh)          Date          5% ($)           10% ($)
-----------------------    ----------     ----------   ----------    ------------   -------------     -----------

James F. Stafford            125,000       17.6466%      $13.063       06/29/05      $1,026,906        $2,602,382

Keith A. Angelo               25,000        3.5293%       13.063       06/29/05      $  205,381        $  520,476

Richard E. Christopher        25,000        3.5293%       13.063       06/29/05      $  205,381        $  520,476

Morris E. Jones, Jr.          25,000        3.5293%       13.063       06/29/05      $  205,381        $  520,476

Lawrence A. Roffelsen         25,000        3.5293%       13.063       06/29/05      $  205,381        $  520,476


------------------------------

(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Fiscal 1995 Year-End Values

         The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended June 30, 1995, and unexercised options held as of June 30, 1995, by the persons named in the Summary Compensation Table:

                           AGGREGATED OPTION EXERCISES
                           AND FISCAL YEAR-END VALUES

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Value of Unexercised
                                                    Number of Unexercised              In-the-Money Options
                                                      Options at 6/30/95                 at 6/30/95(1)(2)
                                              ---------------------------------        --------------------
                 Shares
                 Acquired
                 on               Value
Name             Exercise         Realized       Exercisable(1)   Unexercisable    Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

James F.          100,000         $637,188         525,000           218,750       $2,641,406      $863,224
Stafford

Keith A.           20,000         $119,375         199,500            88,232         $913,953      $533,409
Angelo

Richard E.         10,000          $65,000         155,000            70,834         $717,403      $383,521
Christopher

Morris E.          20,000          $85,000         260,000            58,855       $1,687,858      $286,198
Jones, Jr.

Lawrence A.             0                0         180,000            79,168         $914,911      $459,764
Roffelsen

--------------------------

1 Generally, Company stock options granted are immediately exercisable at date of grant, but vest over a four year period at the rate of 6/48ths six (6) months after the date of grant for executive officers and after the date of hire for initial grants and 1/48th one (1) month after the date of grant for current employees who are not executive officers, and 1/48th per month thereafter for each full month of the optionee's continuous employment with the Company. The table indicates the amount of such options which are unvested under the caption "Unexercisable".

2 Based on a value of $13.125 per share which was the closing price of the Company's Common Stock on June 30, 1995. The value shown is for all outstanding options which have an exercise price below the closing price on June 30, 1995 of the Company's Common Stock regardless of vesting restrictions.

Change of Control Arrangements


         Options granted under the Company's Amended and Restated 1994 Stock Option Plan and the First Amended Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors (the "Outside Directors Plan") contain provisions pursuant to which, under certain circumstances, all outstanding options granted under such plans shall become fully vested and immediately exercisable upon a "transfer of control" as defined in such plans.


Compensation of Directors

         The Company's outside directors each receive $1,500 for each Board of Directors meeting which the director attends. In addition, each receives $1,000 for each committee meeting of the Board of Directors he attends which is held separately from a Board meeting and $500 for each committee meeting he attends that is held consecutively with a Board meeting (excluding Compensation Committee meetings held solely for the purpose of approving routine stock option grants). For other compensation arrangements with certain directors, see "Certain Transactions and Other Relationships".

         The Company's Outside Directors Plan currently provides that upon the effective date of the Outside Directors Plan or initial election to the Board of Directors, each non-employee director (an "Outside Director") will receive a one-time grant of an option to purchase 20,000 shares of the Company's Common Stock and an additional grant of an option to purchase 10,000 shares of the Company's Common Stock on each anniversary of his or her tenure as an Outside Director. In addition, an Outside Director who serves as the Chairman of the Board receives a stock option to purchase 5,000 shares of the Company's Common Stock upon appointment and on each anniversary of his tenure as Chairman, and each director receives a stock option to purchase 2,500 shares of the Company's Common Stock each year for each committee of the Board of Directors on which a director serves. The Board of Directors has proposed an amendment to the Outside Directors Plan to increase the number of shares reserved for issuance thereunder from 350,000 to 550,000. See "PROPOSAL THREE APPROVAL OF AMENDMENT TO THE FIRST AMENDED CHIPS AND TECHNOLOGIES, INC. 1988 NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS TO INCREASE SHARE RESERVE".


Certain Transactions and Other Relationships

         In August 1994, the Company loaned $100,000 at an interest rate of 7% per annum to Keith A. Angelo, an executive officer of the Company. The outstanding balance of the loan will be forgiven at a rate of 25% per year as Mr. Angelo continues his employment with the Company. If he voluntarily leaves his employment with the Company or if Mr. Angelo's employment is terminated for cause before August 1, 1998, the outstanding balance must be repaid in full at that time.

         In August 1994, the Company entered into an independent contractor agreement (the "Contractor Agreement") with Jarrat Global Enterprises, Inc. ("JGE"), a corporation whose principal shareholder is Henri A. Jarrat, a director of the Company. Pursuant to the Contractor Agreement, JGE will receive $8,000 per month, plus options to purchase a number of shares of Company stock to be determined by the Company's Board of Directors, as compensation for Mr. Jarrat providing the Company with requested business advice, including management consulting in specific areas, until November 1996, unless terminated earlier by either party.

         In August 1993, Nancy S. Dusseau, Vice President and General Counsel, and Jeffrey A. Grammer, Vice President, Corporate Development, terminated their employment with the Company. In connection with these terminations, each officer entered into an agreement with the Company which provided that, in exchange for the provision by the former officer of certain consulting services to the Company and a release of any claims against the Company, the Company would pay certain benefits, including extending medical benefits for up to one year. The agreements provide that the Company would (1) pay Ms. Dusseau $11,667 per month and Mr. Grammer $12,167 per month, each for nine months; (2) accelerate the vesting of 54,588 and 22,271 shares of Company stock under stock options previously granted Ms. Dusseau and Mr. Grammer, respectively; and (3) extend the exercise date of their vested stock options to August 14, 1994.

         In July 1993, Gordon A. Campbell terminated his employment as President and Chief Executive Officer of the Company. In connection with his termination, Mr. Campbell and the Company agreed that, in exchange for the provision by Mr. Campbell of certain consulting services to the Company and a release of any claims against the Company, the Company would (1) pay Mr. Campbell $27,084 per month for one year; (2) extend his medical benefits for up to one year; (3) accelerate the vesting of 76,633 shares of Company stock under stock options previously granted Mr. Campbell; (4) extend vesting eligibility for 250,000 shares under a performance-based option; and (5) extend the exercise date of Mr. Campbell's vested stock options to August 31, 1994. The Board of Directors retained the right to terminate the foregoing agreement with Mr. Campbell in the event he did not perform the consulting services to which he agreed. In May 1994, the Board of Directors extended to August 31, 1995 the exercise date of 550,000 shares of Company stock under stock options previously granted Mr. Campbell, which included the options for 76,633 shares and 250,000 shares described above in (3) and (4), respectively.

         In September 1993, the Company entered into an asset sale agreement (the "Agreement") with Techfarm, Inc. ("Techfarm"). Techfarm is a corporation whose principal shareholders were Gordon A. Campbell, the Company's former President and Chief Executive Officer, and two other former executive officers of the Company. Mr. Campbell is currently the sole shareholder of Techfarm and the Company's Chairman of the Board. Pursuant to the Agreement, Techfarm purchased certain of the Company's assets, including the Company's interest in its Russian joint venture, Summit Systems ("Summit"), the Company's ethernet and token ring technology, and the technology associated with the Company's development of future multimedia products. The Company received a license back to the ethernet and multimedia technology for future products and agreed that, for a period of five (5) years, it will not engage directly in any of the businesses conducted by the networking business or the Summit business as of the date of the Agreement. In connection with the purchase, Techfarm assumed certain of the Company's liabilities, including the liabilities associated with the termination of interests in Summit other than the Company's and the liabilities under any contracts assumed by Techfarm, including certain joint development contracts. In exchange for the foregoing assets, Techfarm paid the Company $100,000 in cash and delivered a promissory note for $1,615,000. The note bore interest at 10% per annum and the principal and any accrued interest were payable in four installments, one every six months. The first installment was paid March 31, 1994, a second installment was paid on September 29, 1994 and the balance was repaid and the note retired October 14, 1994.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended June 30, 1995.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee during fiscal 1995 was composed of two independent, non-employee directors of the Company, Gene P. Carter and Bernard
V. Vonderschmitt. See "REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION".

Changes to Benefit Plans


         The Board of Directors has proposed an amendment to increase the share reserve under the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Option Plan") by 1,000,000 shares. See "PROPOSAL TWO - APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CHIPS AND TECHNOLOGIES, INC. 1994 STOCK OPTION PLAN TO INCREASE SHARE RESERVE" for a discussion of the proposed increase in the share reserve of the Option Plan. The Board of Directors has also proposed an amendment to increase the share reserve under the Outside Directors Plan by 200,000 shares. See "PROPOSAL THREE - APPROVAL OF AMENDMENT TO THE FIRST AMENDED CHIPS AND TECHNOLOGIES, INC. 1988 NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS TO INCREASE SHARE RESERVE" for a discussion of the proposed increase in the share reserve of the Outside Directors Plan.


         The following table sets forth the stock options that were granted under the Option Plan in the fiscal year ended June 30, 1995, and grants of stock options that are expected to be made under the Outside Directors Plan during the fiscal year ending June 30, 1996, to (i) the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of June 30, 1995; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group;
(iv) all employees, including all officers who are not executive officers, as a group. Grants of stock options under the Option Plan are to be made at the discretion of the Board of Directors. Accordingly, future grants of stock options under the Option Plan are not yet determinable.

                                NEW PLAN BENEFITS

                                                                          First Amended
                                                                            Chips and
                                                                        Technologies, Inc.
                                                                        1988 Nonqualified
                                     Chips and Technologies Inc.        Stock Option Plan
                                   Amended and Restated 1997 Stock         for Outside
                                             Option Plan(1)                 Directors
                                   -------------------------------     --------------------
                                     Exercise               Number
                                     Price(2)                 of            Number of
        Name and Position          (per share)              Shares          Shares(3)
------------------------------     -----------              ------     --------------------

James F. Stafford                    $13.063               125,000             N/A
President and Chief Executive
Officer

Keith A. Angelo                      $13.063                25,000             N/A
Vice President, Marketing

Richard E. Christopher               $13.063                25,000             N/A
Vice President, Sales

Morris E. Jones, Jr.                 $13.063                25,000             N/A
Senior Vice President,
Advanced Products and Chief
Technical Officer

Lawrence A. Roffelsen                $13.063                25,000             N/A
Vice President, Engineering

Executive Officer Group
(8 persons)                          $13.063               300,000             N/A

Non-Executive Director
Group (4 persons)                    $ 7.675(4)            125,000           55,000

Non-Executive Officer
Employee Group
(174 persons)                        $ 7.795               378,350             N/A

--------------------
1 Employees, directors and individuals who are rendering services as consultants, advisors, or other independent contractors to the Company are eligible to participate in the Option Plan.

2 Future exercise prices of options are unknown, as they are based upon fair market value at the date of grant.

3 All options granted under the Outside Directors Plan will have an exercise price equal to the fair market value on the date of grant. Assumes grants of standard options under the Outside Directors Plan to Messrs. Gordon A. Campbell, Gene P. Carter, Bernard V. Vonderschmitt and Henri A. Jarrat.

4 Represents the weighted average exercise price of an option for 25,000 shares with a per share exercise price of $4.875 and an option for 100,000 shares with a per share exercise price of $8.375, both of which were granted to Mr. Jarrat during the fiscal year ended June 30, 1995.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


Compensation Committee

         The Compensation Committee is composed of two independent, non-employee directors of the Company, neither of whom are former employees of the Company. During fiscal 1995, the Committee members were Gene P. Carter and Bernard V. Vonderschmitt. The Committee is responsible for setting and administering the policies governing the annual compensation of the Company's executive officers, including cash compensation and stock option programs, and approving the grant of options for employees.

Compensation Philosophy

         The Compensation Committee strives to align executive compensation with the value achieved by the executive team for the Company's stockholders. Toward that goal, the Company's compensation program emphasizes both short and long-term incentives designed to attract, motivate, and retain highly qualified executives who will effectively manage the Company and maximize stockholder value. The Company uses salary, executive officer bonuses and stock options to motivate executive officers to achieve the Company's business objectives and to align the incentives of officers with the long-term interests of stockholders. The Committee reviews and evaluates each executive officer's base and variable compensation annually relative to corporate performance and comparative market information.

         In setting total compensation, the Committee considers individual and Company performance, as well as market information in the form of published survey data provided to the Committee by the Company's human resources staff. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs, of companies considered by the Committee to be comparable companies in the semiconductor industry. The Committee's policy is to generally target levels of cash and equity compensation paid to its executive officers at approximately five percent above the average of such compensation paid by comparable companies in the semiconductor industry. The Committee also reviews current literature concerning trends in executive compensation structures.

         The Company has considered the potential impact of Section 162(m) ("Section 162(m)") of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance-based. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold and the Company believes that any options granted under the Option Plan will meet the requirement of being performance-based in accordance with the regulations under
Section 162(m), the Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

Forms of Compensation

Specific executive compensation elements and the factors on which they were based are:

         o Base Salary. The Committee reviews the performance and sets the salary of all executive officers on an annual basis. In making its decisions, the Committee considers the evaluations and recommendations of the Chief Executive Officer as to the performance, attainment of goals and objectives, and the current and anticipated future contributions of each officer to the Company, and the relative salary of the Chief Executive Officer and each of the Company's other officers compared to the average ratio of base pay of the chief executive officer to the top four other executive officers according to survey data for the semiconductor industry. In making its decision regarding the Chief Executive Officer's base compensation, the Committee reviews the Chief Executive Officer's performance and sets his salary independently, after considering his performance, current and anticipated future contributions to the Company and the salary levels for chief executive officers at comparable companies.

         o Bonus. The Company seeks to provide near term incentives through bonuses to executives who make contributions of outstanding value to the Company. For fiscal 1995, the Company paid bonuses to the Chief Executive Officer and to the other executive officers based on an executive bonus plan (the "Executive Bonus Plan"), which provided for bonuses based on the degree of attainment of target objectives for annual revenue and operating income for the Company, with each objective having equal weight under the plan. The targets were set by the Committee during the first ninety days of the fiscal year. Based on the relative attainment of the targets, a scale of potential bonuses was determined, expressed as a percent of salary, one scale for the Chief Executive Officer and another for the other named executive officers, with a maximum dollar amount per individual, and with all bonus payments subject to a maximum percentage of operating income.

         o Long-term Incentives. Longer term incentives are provided through the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Option Plan") and the Company's Employee Stock Purchase Plan (the "Purchase Plan"). Both the Option Plan and the Purchase Plan reward executives through the growth in the value of the Company's stock. All of the Company's employees are eligible to participate in the Option Plan and the Purchase Plan. Initial stock options are granted upon hire and additional, discretionary options are awarded depending on individual performance and contribution.

         At the commencement of an executive officer's employment, and periodically thereafter, the Chief Executive Officer recommends to the Committee an award of stock options under the Option Plan. The Committee grants stock options at the market price for the Company's Common Stock on the date of grant. Therefore, such grants will only have value if the Company's Common Stock price increases over the exercise price. The Committee believes that stock options serve to align the incentives of executive officers with the interests of stockholders because of the direct benefit executive officers receive through improved stock performance. Recommendations for the grant of options may take into account a number of factors, including the promotion of team effort by the executive officers, the relative position and responsibilities of each executive officer, their relative equity ownership and degree of vesting, and the historical and expected contributions of each executive officer to the Company. Generally, stock options vest over a period of four years in order to encourage executive officers to continue their employment with the Company.

Fiscal 1995 Compensation

         Compensation for the Chief Executive Officer and the other executive officers for the last fiscal year was set according to the Company's established compensation philosophy described above.

         James F. Stafford, the Company's Chief Executive Officer, received an approximately 6% upward adjustment in his base salary during fiscal 1995, based on a comparison of salaries paid to chief executive officers of comparable semiconductor companies, benchmark companies with similar market capitalizations with annual sales volume in the range of $100 million to $199 million and the average ratio of salaries of chief executive officers to the salaries of the top four other executive officers at surveyed companies in the semiconductor industry. Mr. Stafford's base salary as so adjusted was below 75% of the salaries in effect for chief executive officers at the same companies surveyed. The base salaries for the other named executive officers of the Company were each raised on the basis of a similar analysis in fiscal 1995 from their levels in fiscal 1994.

         The Committee established target bonuses, expressed as a percentage of base salary, for Mr. Stafford and for the other executive officers under the Executive Bonus Plan for fiscal 1995, the size of which were based upon the comparative market compensation data discussed above. The actual bonuses were measured and paid in accordance with the provisions of the Executive Bonus Plan described above, based on the Company's attainment of revenue and operating income goals. Mr. Stafford's fiscal 1995 bonus amount was equivalent to approximately 50% of his base salary. The fiscal 1995 bonus amount for the other named executive officers was equivalent to approximately 48% of their base salaries. The bonuses paid reflect the attainment by the Company of performance above or close to the established targets. The fiscal 1995 bonuses paid were at the high end of the range but did not reach the maximum potential bonus awards.

         During fiscal 1995, the Committee approved the grant of a new stock option for 125,000 shares to Mr. Stafford and new grants of options for 25,000 shares to each of the other named executive officers. These option grants were based on the performance of the officers in fiscal 1994 and fiscal 1995, and were intended to promote team effort by the management group. The grants reflect the Committee's continuing policy to subject a portion of each executive officer's overall compensation to the market performance of the Company's common stock and to maintain the option holdings of each officer at a level consistent with that for other executive officers at the survey companies in the semiconductor industry.




                                             The Compensation Committee

                                                  Gene P. Carter
                                                  Bernard V. Vonderschmitt

                        COMPARISON OF STOCKHOLDER RETURN

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the H&Q Technology Index and the Nasdaq Stock Market - U.S.
Index for the period commencing on June 30, 1990, and ending on June 30, 1995.


            Comparison of Cumulative Total Return From June 30, 1990,
                            through June 30, 1995(1)

                          Chips and Technologies, Inc.





                               [GRAPHIC OMITTED]





                               6/30/90   6/30/91   6/30/92   6/30/93   6/30/94   6/30/95
                               -------   -------   -------   -------   -------   -------
Chips and Technologies, Inc.    100.00        36        33        18        18        62

              H&Q Technology    100.00       101       114       140       142       237

                 Nasdaq-U.S.    100.00       106       127       160       162       215


1 Assumes that $100.00 was invested on June 30, 1990, in the Company's Common Stock at the price of $21.25 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENT TO
    AMENDED AND RESTATED CHIPS AND TECHNOLOGIES, INC. 1994 STOCK OPTION PLAN
                            TO INCREASE SHARE RESERVE

         The Company established the Option Plan in January 1985. The purpose of the Option Plan is to encourage stock ownership by employees, directors and consultants of the Company or any parent or subsidiary corporation of the Company, to give them a greater personal interest in the success of the business and to provide added incentive to continue and advance in their employment or service to the Company. On January 8, 1987, the Board of Directors amended and restated the Option Plan to conform to certain changes in governing law effected by the Tax Reform Act of 1986. On August 11, 1994, the Board of Directors amended and restated the Option Plan, extended its term and renamed the Option Plan the "Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan". As of June 30, 1995, 3,775,071 shares of Common Stock were reserved for issuance upon the exercise of outstanding options at a weighted average exercise price of $5.8905 per share with exercise prices ranging from $3.125 to $13.063, and 1,679,220 shares of Common Stock remained available for future option grants (excluding the 1,000,000 shares now proposed for stockholder approval), which is equal to approximately 8.5% of the total number of shares of Common Stock outstanding. See "Executive Compensation and Other Matters" for additional information regarding grants and exercises of options under the Option Plan.

Proposed Amendment to the Option Plan

         The Board of Directors has approved an increase in the number of shares of Company Common Stock reserved under the Option Plan by 1,000,000 shares, and the stockholders are being asked to approve the same increase at the Annual Meeting. As of September 15, 1995, 1,321,571 shares of Common Stock (excluding the 1,000,000 shares now proposed for stockholder approval) were available to support future grants of options under the Option Plan. The Board believes that the adoption of this proposal is in the best interests of the Company for the reasons discussed below.

         The Company seeks to attract, motivate and retain talented and enterprising employees by rewarding performance and encouraging behavior that will improve the Company's profitability. The Company believes that the Option Plan plays an important role in achieving these objectives by encouraging broad employee stock ownership. The Company believes that equity incentives provided by the Option Plan help align the interests of the employees with the interests of the Company's stockholders, and enhance the Company's ability to continue recruiting and retaining top talent. Management believes that the continued operation of the Option Plan necessitates an increase in the share reserve under the Option Plan.

Summary of the Provisions of the Option Plan

         The following summary of the Option Plan describes the Option Plan as amended in 1994 and is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request. Options granted under the Option Plan prior to its amendment in 1994 have various terms that are different from those described herein, including the immediate termination of such an option upon an optionee's termination of employment with the Company.

         The Option Plan is administered by the Board of Directors and/or a duly appointed committee of the Board of Directors which has discretion to determine optionees, the number of shares to be covered by each option, the vesting schedule and all other terms of the options. As of June 30, 1995, 3,775,071 shares of Common Stock were reserved for issuance upon the exercise of outstanding options. If the stockholders approve the 1,000,000 increase in the number of shares of Company Common Stock reserved under the Option Plan, 2,679,220 shares of Common Stock would remain available for future option grants as of June 30, 1995, which is equal to approximately 13.6% of the total number of shares of Common Stock outstanding (subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications, or like changes in the capital structure of the Company). No optionee may be granted options to purchase in excess of 500,000 shares per fiscal year (such limit to be subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications, or like changes in the capital structure of the Company). All options must be granted, if at all, by August 11, 2004.

         The Option Plan provides for the grant of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options. Stock options may be granted to employees, prospective employees, directors and consultants of the Company; provided, however, that Incentive Stock Options may be granted only to employees. As of June 30, 1995, 174 employees and consultants were eligible to participate in the Option Plan.

         All options granted under the Option Plan must have an exercise price not less than the fair market value of the Common Stock of the Company, as determined by the Board, on the date of grant. Any Incentive Stock Option granted to a person who at the time of the grant owns stock comprising more than 10% of the total voting power of all classes of stock of the Company must have an exercise price equal to at least 110% of the fair market value of the Common Stock of the Company, as determined by the Board on the date of grant.

         Options granted under the Option Plan may be exercised by payment of the exercise price (1) in cash, by check or cash equivalent, (2) by tender to the Company of shares of the Company's Common Stock which (a) either have been owned by the optionee for more than six months or were not acquired, directly or indirectly from the Company, and (b) have a value not less than the exercise price, (3) by the optionee's recourse promissory note, if specifically permitted by the Board and set forth in the option agreement, (4) by the assignment of the proceeds of the sale of some or all of the shares being acquired upon the exercise of an option, (5) by such other consideration as the Board may allow, or (6) by any combination thereof. Incentive Stock Options granted under the Option Plan are exercisable for a period of ten years from the date of grant. At the discretion of the Board of Directors, nonqualified stock options granted under the Option Plan may have a term longer than ten years. After expiration, the shares subject to an unexercised option become available for future grants.

         Unless otherwise provided by the Board of Directors, options are exercisable at any time after grant. Shares purchased upon exercise of an option are subject to the Company's right to repurchase the unvested portion of such shares at their original purchase price upon termination of the optionee's employment with the Company or the optionee's attempt to sell, exchange, transfer, pledge or otherwise dispose of the unvested shares. Shares so repurchased become available for future option grants. Unless otherwise determined by the Board of Directors, the number of shares subject to the Company's repurchase right decreases over a four-year period, commencing on the option grant date or the optionee's date of hire, as specified by the Board of Directors. Ordinarily, an option is exercisable, during the lifetime of the optionee, only by the optionee, and is not transferable or assignable by the optionee other than by will or the laws of descent and distribution; provided, however, that the Board may provide that Nonqualified Stock Options may be assigned or transferred to third parties.

         If an optionee ceases to be an employee of the Company for any reason, the optionee may exercise his or her option (to the extent exercisable on the date of termination) within thirty days after the date of termination, but in any event not later than the termination of the option.

         In the event of a Transfer of Control (as defined in the Option Plan), the unexercisable and/or unvested portion of all outstanding options will become immediately exercisable and vested as of a date 30 days prior to the Transfer of Control, unless the acquiring company either assumes the options granted under the Option Plan or else substitutes its own options for the Option Plan options. Any options which are neither assumed or substituted for by the acquiring company nor exercised as of the date of the Transfer of Control will terminate effective as of the date of the Transfer of Control.

         The Board of Directors may terminate or amend the Option Plan at any time; provided, however, that without the approval of the stockholders of the Company, the Board may not amend the Option Plan to increase the number of shares of Common Stock covered thereby, to change the class of persons eligible to receive Incentive Stock Options or to expand the class of persons eligible to receive nonqualified stock options.

Summary of the Federal Income Tax Consequences of the Option Plan

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

         Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares of Common Stock acquired upon the exercise of an option.

         Incentive Stock Options. Options designated as Incentive Stock Options are intended to fall within the provisions of Section 422 of the Code. An optionee recognizes no taxable income as the result of the grant or exercise of such an option.

         For optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the transfer of the shares upon exercise of the option, the gain on sale of the shares (which is defined to be the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee is entitled to a long-term capital gain treatment upon a sale of the stock, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the option price and the fair market value of the shares on the date of exercise (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed at ordinary income rates at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months. Generally, any ordinary income recognized by the optionee upon the disposition of the stock would be deductible by the Company for federal income tax purposes.

         The difference between the option price and the fair market value of the shares on the determination date of an Incentive Stock Option (which is generally the date of exercise) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

         Nonqualified Stock Options Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as a result of the grant of such an option. Upon exercise of an option, the optionee normally recognizes ordinary income in the amount of the difference between the option price and the fair market value of the shares on the determination date (which is generally the date of exercise). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are not vested and/or the sale of the shares at a profit would subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in which case the determination date is the later of (i) the date on which the shares vest, or (ii) the date the sale of the shares at a profit would no longer subject the optionee to suit under
Section 16(b) of the Exchange Act. (Section 16(b) of the Exchange Act generally is applicable only to officers, directors and beneficial owners of more than 10% of the Common Stock of the Company.) If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than thirty days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months from the date of recognition of income. No tax deduction is available to the Company with respect to the grant of the option or the sale of the stock acquired pursuant to such grant. Generally, the Company would be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the option.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote. The Company's management believes that in order to attract and retain additional key employees essential to the success of the Company, it is necessary to increase the share reserve of the Option Plan. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES.

                                 PROPOSAL THREE


                   APPROVAL OF AMENDMENT TO THE FIRST AMENDED
        CHIPS AND TECHNOLOGIES, INC. 1988 NONQUALIFIED STOCK OPTION PLAN
                 FOR OUTSIDE DIRECTORS TO INCREASE SHARE RESERVE

         The First Amended Chips and Technologies, Inc. 1988 Stock Option Plan For Outside Directors (the "Outside Directors Plan") was adopted by the Board of Directors in March 1988 and approved by the stockholders in October 1988. On October 13, 1993, the Board of Directors amended and restated the Outside Directors Plan to modify the automatic grant feature and renamed the Outside Directors Plan the "First Amended Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors." The Outside Directors Plan was created in order to assist the Company in the recruitment, retention and motivation of highly qualified non-employee members of its Board of Directors. The Outside Directors Plan provides for the granting of nonqualified stock options to directors of the Company who are not employees of the Company pursuant to the fixed formula described below. Since its inception, a total of 350,000 shares of the Company's Common Stock have been reserved for issuance under the Outside Directors Plan. As of June 30, 1995, there were 138,333 shares of Common Stock available for issuance and not already subject to corresponding options previously granted under the Outside Directors Plan.


         Each of the Company's nonemployee directors (the "Outside Directors") is automatically granted an option to purchase 20,000 shares of the Company's Common Stock upon his or her initial election to the Board. In addition, each Outside Director receives an additional automatic option grant of 10,000 shares of Common Stock on each anniversary date of his or her appointment to the Board or, in the case of directors appointed prior to the effective date of the Outside Directors Plan, March 1, the effective date of the Outside Directors Plan (the "Anniversary Date").

         The Outside Directors Plan also provides that each Outside Director is to receive an additional option for 2,500 shares each year for each Board committee on which the director serves. An Outside Director who serves as Chairman of the Board shall receive an additional option for 5,000 shares for each year he or she serves as Chairman of the Board.

Proposed Amendment to the Outside Directors Plan

         On August 28, 1995 the Board of Directors adopted, subject to stockholder approval, an amendment to the Outside Directors Plan to increase the shares reserved for issuance thereunder by 200,000 shares (from 350,000 to 550,000). Management of the Company believes that approval of the increase in the share reserve for the Outside Directors Plan is in the best interests of the Company and its stockholders because approval of the increase will enable the Company to attract and retain qualified persons to serve as non-employee directors of the Company.

Summary of the Provisions of the Outside Directors Plan

         The following summary of the Outside Directors Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Outside Directors Plan, a copy of which is available to any stockholder upon request.

         The Outside Directors Plan is administered by the Board of Directors or a duly appointed committee of the Board of Directors. Options granted under the Outside Directors Plan are nonqualified stock options. Only directors of the Company who are not employees of the Company or its present or future parent or subsidiary corporations are eligible to participate in the Outside Directors Plan.

         The exercise price of any option granted under the Outside Directors Plan may not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant, as determined pursuant to the Outside Directors Plan. All options must be granted, if at all, within ten years from March 1, 1988, the effective date of the Outside Directors Plan. Shares subject to an option granted under the Outside Directors Plan may be purchased for cash, by check or direct payment authorization.

         Under the Outside Directors Plan, options are immediately exercisable in full, subject to a right of repurchase in favor of the Company if an optionee ceases to be a director of the Company within four years of the date of grant of the option or attempts to transfer any unvested shares within such four year period. Options vest (i.e. the Company's right of repurchase expires) over four years, at the rate of 6/48 after six months from the date of grant of the option and 1/48 for each full month thereafter. Options granted prior to November 10, 1993 have an option term of five years. Options granted after that date have an option term of ten years. During the lifetime of the optionee, the option may be exercised only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

         If an optionee ceases to be a director of the Company for any reason, except death or disability, the optionee may exercise his or her option (to the extent unexercised and exercisable on the date of termination) within 90 days after the date of termination of service as a director, but in any event not later than the expiration of the option term. If an optionee ceases to be a director of the Company due to death or disability, the optionee (or his or her legal representative) may exercise the option (to the extent unexercised and exercisable on the date of termination) within twelve months after the date of termination of service as a director, but in any event not later than the expiration of the option term. The period for exercise of an option upon termination of service as a director is extended under certain circumstances if exercise of the option would be a violation of applicable federal and/or state securities laws, or if exercise would subject the optionee to loss of profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         In the event of a transfer of control of the Company, any unexercisable portion of an option becomes immediately exercisable as of a date before the transfer of control. The Board of Directors may terminate or amend the Outside Directors Plan at any time, but without stockholder approval the Board of Directors may not amend the Outside Directors Plan to increase the number of shares covered by the plan or to expand the class of persons eligible to receive options under the plan.

Summary of the Federal Income Tax Consequences of the Outside Directors Plan

         For a summary of the tax consequences to the optionee and to the Company of option grants and option exercises under the Outside Directors Plan, see the discussion of nonqualified stock options under "PROPOSAL TWO - APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CHIPS AND TECHNOLOGIES, INC. 1994 STOCK OPTION PLAN TO INCREASE SHARE RESERVE - Summary of the Federal Income Tax Consequences of the Option Plan".

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.


         The Board of Directors believes that the amendment of the Outside Directors Plan is in the best interest of the Company and its stockholders, because availability of an adequate number of shares reserved for issuance under the Outside Directors Plan is an important factor in attracting and retaining qualified directors essential to the success of the Company. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE FIRST AMENDED CHIPS AND TECHNOLOGIES, INC. 1988 NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 200,000 SHARES.


                                  PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has selected Price Waterhouse LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending June 30, 1996. Price Waterhouse LLP has acted in such capacity since its appointment during the fiscal year ended June 30, 1985. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1996. If the appointment is not ratified, management will consider the appointment of other independent accountants. The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

         STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals of stockholders intended to be presented at the next Annual Meeting of the stockholders of the Company must be received by the Company at its offices at 2950 Zanker Road, San Jose, California 95134, not later than June 15, 1996, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

         At the date of the Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                             By Order of the Board of Directors


                                             Jeffery Anne Tatum, Secretary


October 13, 1995

P
R
O
X
Y



                          CHIPS AND TECHNOLOGIES, INC.
                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors



         The undersigned hereby appoints James F. Stafford and Jeffery Anne Tatum or either of them as proxy with the power of substitution to vote and act on and consent in respect to any and all shares of the stock of Chips and Technologies, Inc. (the "Company"), held or owned by or standing in the name of the undersigned on the Company's books on September 15, 1995, at the Annual Meeting of Stockholders of the Company to be held at the Red Lion Hotel, 2050 Gateway Place, San Jose, California 95110 at 3:30 p.m., local time, on November 9, 1995, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

         The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as hereinabove specified with respect to the nominees and the proposals listed on the reverse side hereof, or, if no specification is made, to vote in favor thereof.

         The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

         The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the year ending June 30, 1995. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and, by filing this Proxy with the Secretary of the Company, gives notice of such revocation.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                   SEE REVERSE
                                      SIDE

[X]  Please mark
     votes as in
     this example.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

1.       Election of two (2) directors to Class I of the Board of Directors.

Nominees:  Gordon A. Campbell and Gene P. Carter

  FOR
          all nominees listed above
  [  ]    (except as marked to the contrary below)

WITHHOLD AUTHORITY

  [  ]    to vote for all
          nominees listed above

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

--------------------------------------------------------------------------------

                              [  ]      MARK HERE FOR ADDRESS
                                        CHANGE AND NOTE BELOW

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY.

                                                  FOR       AGAINST     ABSTAIN
2.       To approve an increase to the
         share reserve under the
         Company's Amended and                    [  ]        [  ]        [  ]
         Restated 1994 Stock Option Plan
         by 1,000,000 shares.


3.       To approve an increase to the
         share reserve under the First
         Amended Chips and
         Technologies, Inc. 1988                  [  ]        [  ]        [  ]
         Nonqualified Stock Option Plan
         for Outside Directors by
         200,000 shares.


4.       To ratify the appointment of
         Price Waterhouse LLP as
         independent accountants of the           [  ]        [  ]        [  ]
         Company for the fiscal year
         ending June 30, 1996.

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature:                                                  Date:
           -----------------------------------------------        --------------

Signature:                                                  Date:
           -----------------------------------------------        --------------

                              AMENDED AND RESTATED
                          CHIPS AND TECHNOLOGIES, INC.
                             1994 STOCK OPTION PLAN


         1.       Establishment and Purpose.
                  -------------------------

                  (a) Establishment. The Chips and Technologies, Inc. 1985 Stock
                      -------------
Option Plan was adopted on January 11, 1985 and was amended and restated on January 8, 1987 (the "Initial Plan"). The Initial Plan is amended and restated in its entirety and renamed the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan") effective upon approval by the stockholders of Chips and Technologies, Inc.

                  (b)  Purpose.  The Plan is  established  to create  additional
                       -------
incentive for key employees, directors and consultants or advisors of Chips and Technologies, Inc. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Administration.
                  --------------

                  (a) Administration by Board and/or Compensation Committee. The
                      -----------------------------------------------------
Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

                  (b)   Disinterested   Administration.   With  respect  to  the
                        ------------------------------
participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

                  (c)   Compliance with Section 162(m) of the Code. In the event
                        ------------------------------------------
a Participating Company is a "publicly held corporation" as defined in paragraph
(2) of

section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

                  (d)   Options  Authorized.  Options  may be  either  incentive
                        -------------------
stock options as defined in section 422(a) of the Code ("Incentive Stock Options") or options not intended to qualify as Incentive Stock Options ("Nonqualified Stock Options").

                  (e)  Authority  of  Officers.  Any officer of a  Participating
                       -----------------------
Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3.       Eligibility.  The  Options  may be granted  only to  employees
                  -----------
(including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company shall be eligible to be granted only a Nonqualified Stock Option unless the director is also an employee of the Company. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment with Participating Company Group and "consultants" or "advisors" shall include prospective consultants or advisors to whom Options are granted in connection with written consulting or advising offers with the Participating Company Group. An individual who is rendering services as a consultant, advisor, or other independent contractor shall be eligible to be granted only a Nonqualified Stock Option. An Optionee may, if otherwise eligible, be granted additional Options.

         4.       Shares  Subject to Option.  Options  shall be options  for the
                  -------------------------
purchase of the authorized but unissued Common Stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 9 below. The maximum number of shares of Stock which may be issued under the Plan (including the Initial Plan) shall be seventeen million two hundred thousand (17,200,000) shares. Subject to adjustment as provided in paragraph 9 below, at any such time as a Participating Company is a "publicly held corporation" as defined in
Section 162(m), no person shall be granted within any fiscal year of the Company Options which in the aggregate cover more than five hundred thousand (500,000) shares (the "Per Person Limit"). In the event that any outstanding Option under the Plan (including the Initial Plan) for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the plan or any Option granted under the Plan to contravene Rule 16b-3.

         5.       Time for Granting Options. All Options shall be granted, if at
                  -------------------------
all, on or before August 11, 2004.

         6.       Terms,  Conditions  and  Form  of  Options.   Subject  to  the
                  ------------------------------------------
provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is to be treated as an Incentive Stock Option or as a Nonqualified Stock Option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

                  (a) Option  Price.  The option  price for each Option shall be
                      -------------
established in the sole discretion of the Board; provided, however, that (i) the option price per share for an Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, and (ii) no Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of a Participating Company (a "Ten Percent Owner Optionee") shall have an option price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted.

                  (b) Exercise Period of Options. The Board shall have the power
                      --------------------------
to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

                  (c) Payment of Option  Price.  Payment of the option price for
                      ------------------------
the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (iii) if specifically permitted by the Board and set forth in the Optionee's Option Agreement, by the Optionee's recourse promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (v) by such other consideration and method of payment as the Board, in its sole discretion, may allow, or (vi) by any combination thereof.

         The Board may at any time or from time to time, by adoption of or by amendment to the form of Standard Option Agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five
(5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

                  (x) Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock pursuant to clause (ii) of this paragraph 6(c) unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (y) Unless otherwise provided by the Board, in the event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                  (z) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise pursuant to clause (iv) of this paragraph 6(c).

         7.       Standard Forms of Stock Option Agreement.
                  ----------------------------------------

                  (a) Incentive Stock Options.  Unless otherwise provided for by
                      -----------------------
the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as Exhibit A and incorporated herein by reference.

                  (b) Nonqualified Stock Options.  Unless otherwise provided for
                      --------------------------
by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonqualified stock option agreement attached hereto as Exhibit B and incorporated herein by reference.

                  (c)   Standard Term for Options. Unless otherwise provided for
                        -------------------------
by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

         8.       Authority  to Vary Terms.  The Board shall have the  authority
                  ------------------------
from time to time to vary the terms of the standard forms of stock option agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.

         9.       Effect  of  Change  in  Stock  Subject  to  Plan.  Appropriate
                  ------------------------------------------------
adjustments shall be made in the number and class of shares of Stock subject to the Plan, to the Per Person Limit set forth in paragraph 4 above, and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

         10.      Transfer of Control.  A "Transfer of Control"  shall be deemed
                  -------------------
to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this Paragraph 10, the "Control Company" shall mean the corporation whose stock is subject to the Option.

                  (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company where the stockholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

                  (b) a merger in which the stockholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

                  (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one or more corporations where the stockholders of the Control Company before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

         In the event of a Transfer of Control, any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control unless the Board provides for the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), to either assume the Control Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

         11.      Provision of Information.  Each Optionee shall be given access
                  ------------------------
to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         12.      Options  Non-Transferable.  Unless  otherwise  provided by the
                  -------------------------
Board, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and no Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         13.      Termination  or  Amendment  of Plan and  Options.  The  Board,
                  ------------------------------------------------
including any duly appointed committee of the Board, may terminate or amend the Plan and/or any Option at any time; provided, however, that without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonqualified Stock Options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan or an Option for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

         14.      Continuation  of  Initial  Plan  as  to  Outstanding  Options.
                  -------------------------------------------------------------
Notwithstanding any other provision to the contrary, the terms of the Initial Plan shall remain in effect and apply to Options granted pursuant to the Initial Plan.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan was duly adopted by the Board of Directors of the Company on the 11th day of August, 1994.



                                            /s/ Jeffery Anne Tatum
                                            ------------------------------------
                                            Jeffery Anne Tatum,
                                            Secretary

                              AMENDED AND RESTATED
                          CHIPS AND TECHNOLOGIES, INC.
                             1994 STOCK OPTION PLAN

                                  PLAN HISTORY

August 11, 1994                  Board of Directors adopts the Plan with a share
                                 reserve of 17,200,000 shares.

November 10, 1994                Stockholders approve the adoption of the Plan.

                        INCENTIVE STOCK OPTION AGREEMENT
                                     Between
                          CHIPS AND TECHNOLOGIES, INC.
                                       and

                        --------------------------------

         You have been granted an option under the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

Number of Shares         Your  option is for              shares  of  the common
                                            --------------
                         stock of Chips and Technologies, Inc., a Delaware corporation ("Chips").

Option                   Price You may purchase your option shares for $
                                                                        --------
                         per share, which was the closing  price of  the  common
                         stock of Chips on              , 199   .
                                           -------------     ---

Type of Option           This option is intended to be an incentive stock option
                         as provided in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but Chips does not warrant that it qualifies as such. You should consult with your own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code.

Grant                    Date The "Grant Date" of your option is         , 19  .
                                                                ---------    --
                         This is the date the Board of Directors of Chips approved your option grant.

Initial Vesting Date     The "Initial Vesting Date" of your option is          ,
                                                                     ----------
                         19    . This is the date your option begins to vest.
                           ----

Exercisability           You  may  exercise  your  option   immediately  in  its
                         entirety after the Grant Date unless the total value of
                         all of your  incentive  stock  options from Chips which
                         first become  exercisable in 19   exceeds $100,000 (see
                                                        --
                         $100,000 Exercise Limitation below). However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested (see
                         Right of Repurchase below).

Term                     Your option will expire on          , 19  , unless your
                                                    ---------    --
                         employment with Chips (or a parent corporation or subsidiary corporation of Chips as defined in section
                         424 of the Code) is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

Vesting of Option        On  the  Initial  Vesting  Date,                of  the
                                                         ---------------
                         option shares will be vested. Thereafter, 1/48 of the option shares will vest for each full month of your continuous employment with Chips (or a parent or subsidiary corporation of Chips) from the Initial Vesting Date. Your option stops vesting when your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates. Vesting during an approved leave of absence is governed by the applicable Leave of Absence Policy in effect at the time you go on leave.

$100,000 Exercise        The total value of all of your Chips'  incentive  stock
Limitation                                  ---
                         options  (including  this option) which are exercisable
                         for the first time during 19   (the value is determined
                                                     --
                         at the time each option was  granted)  shall not exceed
                         one   hundred   thousand   dollars   ($100,000).   Such
                         limitation  on  exercise  shall be  referred to in this
                         Agreement as the  "$100,000  Exercise  Limitation."  If
                         compliance with the $100,000  Exercise  Limitation will
                         prevent you from  exercising  the option for any vested
                         shares for more than thirty (30) days after the vesting
                         date for such shares,  the option shall be deemed to be
                         two (2)  options.  The  first  option  shall be for the
                         maximum  number  of  shares  that can  comply  with the
                         $100,000  Exercise  Limitation  without  preventing the
                         option from being exercisable as to vested shares.  The
                         second  option,  which  shall  not  be  treated  as  an
                                                        ---
                         incentive stock option, shall be for the balance of the shares subject to the option and shall be exercisable on the same terms and at the same time as set forth in this Agreement. Unless otherwise specified in your notice of exercise, the first option shall be deemed to be exercised first and then the second option shall be deemed to be exercised.

Right of  Repurchase     You can buy shares that have not yet vested. The number
                         of shares you buy over and above your vested shares are "unvested shares." They may not be sold or otherwise transferred until they become vested.

                         If your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates for any reason, with or without cause while you are holding unvested shares, or if you or your legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares (other than pursuant to an "ownership change" as defined below), Chips may buy those unvested shares back from you at the option price you originally paid. If Chips wishes to exercise its right to repurchase the unvested shares, it must give you notice within 60 days after
                         (i) the termination of your employment, or exercise of the option, if later, or (ii) Chips has received notice of the attempted disposition. Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares, except as Chips and you otherwise agree. However, Chips will not repurchase your unvested shares if you transfer your unvested shares to your ancestors, descendants, or spouse or to a trustee for their benefit, provided that the transferee agrees in writing to take the shares subject to Chips' right of repurchase. In the event Chips is unable to exercise the right of repurchase under the provisions of Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law, Chips has the right to assign the right of repurchase to one or more persons as may be selected by Chips' Board of Directors.

                         To ensure that the unvested shares will be available for repurchase, you are required to deposit the certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips.

                         If Chips exercises its right to repurchase your unvested shares, payment by Chips to the escrow agent on behalf of you or your legal representative will be made in cash within 60 days after the date of the mailing of the written notice. For purposes of this payment, cancellation of any outstanding promissory note that you have previously delivered to Chips will be treated as payment in cash to the extent of the unpaid principal and any accrued interest canceled. Within 30 days after payment by Chips, the escrow agent will give the shares which Chips has purchased to Chips and give the payment received from Chips to you.

                         The certificates for unvested shares have stamped on them a special legend referring to Chips' right of repurchase. As your vesting percentage increases, you may request, at reasonable intervals, that Chips exchange those legended shares which have vested for shares that are freely transferable.

Transfer of Control      The following events  constitute an "ownership  change"
                         of Chips:  (1) the direct or indirect  sale or exchange
                         by Chips'  stockholders of all or substantially  all of
                         Chips'  stock;  (2) a merger in which Chips is a party;
                         or  (3)  the  sale,  exchange,  or  transfer  of all or
                         substantially  all of Chips' assets (other than a sale,
                         exchange, or transfer to one or more corporations where
                         Chips'  stockholders  before  such sale,  exchange,  or
                         transfer  retain,  directly or  indirectly,  at least a
                         majority of the beneficial interest in the voting stock
                         of  the   corporation(s)   to  which  the  assets  were
                         transferred).

                         A "transfer of control" of Chips means an ownership change in which Chips' stockholders before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in Chips' voting stock.

                         In the event of a transfer of control, all shares acquired upon exercise of your option shall become vested shares effective 30 days prior to the transfer of control, unless the Chips' Board of Directors arranges with the surviving, continuing, successor, or purchasing corporation, as the case may be, for such corporation to assume Chips' rights and obligations under this Agreement or substitute its own option for your Chips' option. Your option will terminate effective as of the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

Regular Termination      If your employment with Chips (or a parent  corporation
                         or subsidiary corporation of Chips) terminates for any reason, with or without cause, your option, to the extent unexercised, may be exercised (to purchase vested shares only) within 30 days after the date of your termination.

Restrictions on          You may not sell shares that you acquire by  exercising
Resale: General          your  option  at any  time  you  are in  possession  of
                         material  inside   information   concerning  Chips.  In
                         addition,   sales  of  shares   that  you   acquire  by
                         exercising your option will be governed by Chips' employee trading policy, as in effect at the time of the proposed sale.

Restrictions on          If you are an officer of Chips, shares that you acquire
Resale: Officers         by  exercising  your option may only be sold during the
                         officers'  trading   restriction  period.  This  period
                         commences  on the  third  business  day  following  the
                         release  of  quarterly   financial   results  and  ends
                         twenty-one days  thereafter,  unless extended by Chips'
                         President or Chief Financial Officer.

Notice of Exercise       When you wish to exercise your option, you must send an
                         executed Notice of Exercise to:

                                      Chips and Technologies, Inc.
                                      2950 Zanker Road
                                      San Jose, California 95134
                                      Attn:  Financial Services 1-7

                         Your notice must specify how many whole shares you wish
                                                           -----
                         to purchase, and must contain such representations and agreements as to your investment intent with respect to the shares as may be required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the expiration date of the term of the Option, accompanied by an executed copy of the then current form of escrow instructions, if you are exercising your option for unvested shares, and full payment of the option price for the number of shares being purchased. The Notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

Form of Payment          When you  submit  your  Notice  of  Exercise,  you must
                         include payment of the option price for the number of shares you are purchasing. Payment may be made in one
                         (or a combination of two or more) of the following forms:

                            - Your personal check, a cashier's check, or a money order;

                            - Irrevocable directions to a securities broker approved by Chips to sell your option shares and to deliver all or a portion of the sale proceeds to Chips in payment of the option price. (The balance of the sales proceeds, if any, will be delivered to you.) The directions must be given by signing a form provided by Chips.

Withholding Taxes        In  order  to  exercise  your  option,  you  must  make
                         arrangements to pay any federal and state withholding taxes that may be due as a result of the option exercise. In the future, at any time requested by Chips, you must make arrangements to pay any federal or state withholding taxes that may be due as a result of any transfer of any shares acquired on exercise of your option, the operation of any federal or state law providing for the imputation of interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

Certificate Registration The  certificate  or   certificates   issued  upon  the
                         exercise of your option will be registered in your name.

Restriction on Grant The grant of your option and the issuance of shares of Option and Issuance upon the exercise of the option are subject to
of Shares                compliance with all applicable  requirements of federal
                         or state  law with  respect  to such  securities.  Your
                         option may not be  exercised  if the issuance of shares
                         upon such exercise would  constitute a violation of any
                         applicable federal or state securities law or other law
                         or regulations.  As a condition to the exercise of your
                         option,   Chips   may   require   you   to   make   any
                         representation or warranty to Chips as may be necessary
                         or
                         appropriate to evidence  compliance with any applicable
                         law or  regulation.  Chips  may  place  legends  on the
                         certificates  for your option  shares  referring to any
                         applicable    federal   or   state    securities    law
                         restrictions.

Restriction on Issuance In the event that the adoption of any amendment of of Shares to Section 16 the Plan is subject to the approval of Chips'
Insiders                 stockholders in order for the option to comply with the
                         requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the
                         "Exchange Act"), the option shall not be exercisable prior to such stockholder approval if you are subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the option prior to such stockholder approval.

Transfer of Option       Prior to your death, only you may exercise your option,
                         and you cannot transfer or assign your option. However, you may dispose of your option in your will.

                         Regardless of any marital property settlement agreement, Chips is not obligated to honor a Notice of Exercise from your former spouse, nor is Chips obligated to recognize your former spouse's interest in your option in any other way.

Changes in Stock         Appropriate  adjustments  shall be made in the  number,
Subject to the Option    exercise  price and class of shares of stock subject to
                         the  option  in the  event of a stock  dividend,  stock
                         split,     reverse     stock    split,     combination,
                         reclassification   or  like   change  in  the   capital
                         structure of Chips.

                         In the event of any such change in the capital structure of Chips, any and all new substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired upon exercise of your option will be immediately subject to Chips' right of repurchase with the same force and effect as the shares subject to the right of repurchase immediately before such event (see Right of Repurchase above).

Employee Rights          Your option or this Agreement do not give you the right
                         to be retained as an employee by Chips (or a parent corporation or subsidiary corporation of Chips). Chips reserves the right to terminate your employment at any time, with or without cause.

Stockholder Rights       You,  or your  estate  or  heirs,  have no  rights as a
                         stockholder of Chips until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs prior to the date your stock certificate is issued, except in the event of a change in the stock subject to the option as described above.

Applicable Law           This Agreement  will be interpreted  and enforced under
                         the laws of the State of California.

Other Agreements         The text of the Plan is  incorporated in this Agreement
                         by reference.  This  Agreement and the Plan  constitute
                         the  entire   understanding   between   you  and  Chips
                         regarding   your   option.    Any   prior   agreements,
                         understandings, commitments, or negotiations concerning your option are superseded.

Binding Effect           This  Agreement  shall  inure to the  benefit of and be
                         binding  upon the parties  hereto and their  respective
                         heirs,   executors,   administrators,   successors  and
                         assigns.

Amendment                Chips  may at any  time  amend  or  terminate  the Plan
                         and/or  your   Option.   However,   no   amendment   or
                         termination may adversely affect your option without your consent, unless such amendment is necessary in order to enable the option to qualify as an incentive stock option.

Time of Expiration       Whenever  there is a reference  in this  Agreement to a
                         date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.

         By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.

                                         CHIPS AND TECHNOLOGIES, INC.


                                         By:
                                            ------------------------------------


                                         OPTIONEE


                                         ---------------------------------------

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                     Between
                          CHIPS AND TECHNOLOGIES, INC.
                                       and

                           -------------------------


         You have been granted an option under the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

Number of Shares           Your  option is for              shares of the common
                                                ----------
                           stock of Chips and Technologies, Inc., a Delaware corporation ("Chips").

Option Price               You may  purchase  your option  shares for $      per
                                                                       -----
                           share,  which  was the  closing  price of the  common
                           stock of Chips on           , 199  .
                                             ----------     --

Type of Option             This option is intended  to be a  nonqualified  stock
                           option and will not be treated as an incentive stock option as provided in section 422 of the Internal
                           Revenue Code of 1986, as amended (the "Code").

Grant Date                 The  "Grant  Date"  of   your option is             ,
                                                                    -----------
                           19  .  This is the date the  Board  of  Directors  of
                             --
                           Chips approved your option grant.

Initial Vesting Date       The "Initial Vesting Date" of your option is        ,
                                                                        -------
                           19  . This is the date your option begins to vest.
                             --

Exercisability             You  may  exercise  your  option  immediately  in its
                           entirety after the Grant Date. However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested (see
                           Right of Repurchase below).

Term                       Your  option  will  expire  on              ,  19   ,
                                                           ------------     ---
                           unless your employment or service with Chips (or a parent corporation or subsidiary corporation of Chips as defined in section 424 of the Code) is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

Vesting of Option          On the Initial Vesting Date, of            the option
                                                           ----------
                           shares will be vested. Thereafter, 1/48 of the option
                           shares   will  vest  for  each  full  month  of  your
                           continuous  employment  or  service  with Chips (or a
                           parent or subsidiary  corporation  of Chips) from the
                           Initial  Vesting Date. Your option stops vesting when
                           your  employment  or service  with Chips (or a parent
                           corporation  or  subsidiary   corporation  of  Chips)
                           terminates. Vesting during an approved leave of absence is governed by the applicable Leave of Absence Policy in effect at the time you go on leave.

Right of  Repurchase       You can buy  shares  that  have not yet  vested.  The
                           number of shares you buy over and above your vested shares are "unvested shares." They may not be sold or otherwise transferred until they become vested.

                           If your employment or service with Chips (or a parent corporation or subsidiary corporation of Chips) terminates for any reason, with or without cause while you are holding unvested shares, or if you or your legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares (other than pursuant to an "ownership change" as defined below), Chips may buy those unvested shares back from you at the option price you originally paid. If Chips wishes to exercise its right to repurchase the unvested shares, it must give you notice within 60 days after (i) the termination of your employment or service, or exercise of the option, if later, or (ii) Chips has received notice of the attempted disposition. Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares, except as Chips and you otherwise agree. However, Chips will not repurchase your unvested shares if you transfer your unvested shares to your ancestors, descendants, or spouse or to a trustee for their benefit, provided that the transferee agrees in writing to take the shares subject to Chips' right of repurchase. In the event Chips is unable to exercise the right of repurchase under the provisions of Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law, Chips has the right to assign the right of repurchase to one or more persons as may be selected by Chips' Board of Directors.

                           To ensure that the unvested shares will be available for repurchase, you are required to deposit the certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips.

                           If Chips exercises its right to repurchase your unvested shares, payment by Chips to the escrow agent on behalf of you or your legal representative will be made in cash within 60 days after the date of the mailing of the written notice. For purposes of this payment, cancellation of any outstanding promissory note that you have previously delivered to Chips will be treated as payment in cash to the extent of the unpaid principal and any accrued interest canceled. Within 30 days after payment by Chips, the escrow agent will give the shares which Chips has purchased to Chips and give the payment received from Chips to you.

                           The certificates for unvested shares have stamped on them a special legend referring to Chips' right of repurchase. As your vesting percentage increases, you may request, at reasonable intervals, that Chips exchange those legended shares which have vested for shares that are freely transferable.

Transfer of Control        The following events constitute an "ownership change"
                           of Chips: (1) the direct or indirect sale or exchange
                           by Chips' stockholders of all or substantially all of
                           Chips' stock; (2) a merger in which Chips is a party;
                           or (3) the  sale,  exchange,  or  transfer  of all or
                           substantially  all of  Chips'  assets  (other  than a
                           sale,   exchange,   or   transfer   to  one  or  more
                           corporations where Chips' stockholders before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                           A "transfer of control" of Chips means an ownership change in which Chips' stockholders before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in Chips' voting stock.

                           In the event of a transfer of control, all shares acquired upon exercise of your option shall become vested shares effective 30 days prior to the transfer of control, unless the Chips' Board of Directors arranges with the surviving, continuing, successor, or purchasing corporation, as the case may be, for such corporation to assume Chips' rights and obligations under this Agreement or substitute its own option for your Chips' option. Your option will terminate effective as of the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

Regular Termination        If your employment or service with Chips (or a parent
                           corporation  or  subsidiary   corporation  of  Chips)
                           terminates for any reason, with or without cause, your option, to the extent unexercised, may be exercised (to purchase vested shares only) within 30 days after the date of your termination.

Restrictions on            You  may  not  sell   shares   that  you  acquire  by
Resale: General            exercising  your  option  at  any  time  you  are  in
                           possession of material inside information  concerning
                           Chips. In addition, sales of shares that you acquire by exercising your option will be governed by Chips' employee trading policy, as in effect at the time of the proposed sale.

Restrictions on            If you are an  officer  of  Chips,  shares  that  you
Resale: Officers           acquire by  exercising  your  option may only be sold
                           during the officers' trading
                           restriction  period.  This  period  commences  on the
                           third business day following the release of quarterly
                           financial    results   and   ends   twenty-one   days
                           thereafter, unless extended by Chips' President or Chief Financial Officer.

Notice of Exercise         When you wish to exercise your option,  you must send
                           an executed Notice of Exercise to:

                                    Chips and Technologies, Inc.
                                    2950 Zanker Road
                                    San Jose,  California  95134
                                    Attn:  Financial Services 1-7

                           Your  notice must  specify how many whole  shares you
                                                               -----
                           wish to purchase, and must contain such representations and agreements as to your investment intent with respect to the shares as may be required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the expiration date of the term of the Option, accompanied by an executed copy of the then current form of escrow instructions, if you are exercising your option for unvested shares, and full payment of the option price for the number of shares being purchased. The Notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

Form of Payment            When you submit  your  Notice of  Exercise,  you must
                           include payment of the option price for the number of shares you are purchasing. Payment may be made in one
                           (or a combination of two or more) of the following forms:

                                   - Your personal check, a cashier's check, or a money order;

                                   - Irrevocable directions to a securities broker approved by Chips to sell your option shares and to deliver all or a portion of the sale proceeds to Chips in payment of the option price. (The balance of the sales proceeds, if any, will be delivered to you.) The directions must be given by signing a form provided by Chips.

Withholding Taxes          In order  to  exercise  your  option,  you must  make
                           arrangements to pay any federal and state withholding
                           taxes  that  may  be due as a  result  of the  option
                           exercise.  In the future,  at any time  requested  by
                           Chips, you must make  arrangements to pay any federal
                           or  state  withholding  taxes  that  may  be due as a
                           result of any  transfer  of any  shares  acquired  on
                           exercise of your option, the operation of any federal
                           or  state  law  providing   for  the   imputation  of
                           interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

Certificate Registration   The  certificate  or  certificates  issued  upon  the
                           exercise of your option will be registered in your name.

Restriction on Grant       The grant of your  option and the  issuance of shares
of Option and Issuance     upon  the  exercise  of the  option  are  subject  to
of Shares                  compliance   with  all  applicable   requirements  of
                           federal or state law with respect to such securities.
                           Your option may not be  exercised  if the issuance of
                           shares  upon  such   exercise   would   constitute  a
                           violation   of  any   applicable   federal  or  state
                           securities law or other law or regulations. As a condition to the exercise of your option, Chips may require you to make any representation or warranty to Chips as may be necessary or appropriate to evidence compliance with any applicable law or regulation.
                           Chips may place legends on the certificates for your option shares referring to any applicable federal or state securities law restrictions.

Restriction on Issuance In the event that the adoption of any amendment of of Shares to Section 16 the Plan is subject to the approval of Chips'
Insiders                   stockholders  in order for the option to comply  with
                           the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the
                           "Exchange Act"), the option shall not be exercisable prior to such stockholder approval if you are subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the option prior to such stockholder approval.

Transfer of Option         Prior  to your  death,  only  you may  exercise  your
                           option, and you cannot transfer or assign your option. However, you may dispose of your option in your will.

                           Regardless of any marital property settlement agreement, Chips is not obligated to honor a Notice of Exercise from your former spouse, nor is Chips obligated to recognize your former spouse's interest in your option in any other way.

Changes in Stock           Appropriate  adjustments shall be made in the number,
Subject to the Option      exercise  price and class of shares of stock  subject
                           to the option in the event of a stock dividend, stock
                           split,    reverse    stock    split,     combination,
                           reclassification   or  like  change  in  the  capital
                           structure of Chips.

                           In the event of any such change in the capital structure of Chips, any and all new substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired upon exercise of your option will be immediately subject to Chips' right of repurchase with the same force and effect as the shares subject to the right of repurchase immediately before such event (see Right of Repurchase above).

Employee Rights            Your  option  or this  Agreement  do not give you the
                           right to be  retained  as an  employee by Chips (or a
                           parent  corporation  or  subsidiary   corporation  of
                           Chips). Chips reserves the right to terminate your employment at any time, with or without cause.

Stockholder Rights         You,  or your  estate or  heirs,  have no rights as a
                           stockholder  of Chips  until a  certificate  for your
                           option  shares has been issued.  No  adjustments  are
                           made for dividends or other rights if the  applicable
                           record  date  occurs  prior  to the date  your  stock
                           certificate  is  issued,  except  in the  event  of a
                           change  in  the  stock   subject  to  the  option  as
                           described above.

Applicable Law             This Agreement will be interpreted and enforced under
                           the laws of the State of California.

Other Agreements           The  text  of  the  Plan  is   incorporated  in  this
                           Agreement by reference.  This  Agreement and the Plan
                           constitute the entire  understanding  between you and
                           Chips  regarding your option.  Any prior  agreements,
                           understandings,    commitments,    or    negotiations
                           concerning your option are superseded.

Binding Effect             This  Agreement  shall inure to the benefit of and be
                           binding upon the parties hereto and their  respective
                           heirs,  executors,  administrators,   successors  and
                           assigns.

Amendment                  Chips  may at any time  amend or  terminate  the Plan
                           and/or  your   Option.   However,   no  amendment  or
                           termination may adversely affect your option without your consent.

Time of Expiration         Whenever  there is a reference in this Agreement to a
                           date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.

         By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.

                                                    CHIPS AND TECHNOLOGIES, INC.


                                                    By:
                                                       -------------------------





                                                    OPTIONEE



                                                    ----------------------------

                                  First Amended

                          CHIPS AND TECHNOLOGIES, INC.

                       1988 Nonqualified Stock Option Plan

                              For Outside Directors




         1.  Purpose.  The Chips and Technologies,  Inc. 1988 Nonqualified Stock
             -------
Option Plan for Outside Directors (the "Prior Plan") was established effective as of March 1, 1988 (the "Effective Date"), to create additional incentive for the outside directors of Chips and Technologies, Inc. and any successor corporation thereto (collectively referred to as the "Company"), to promote the financial success and progress of the Company. The Prior Plan is amended and restated as the First Amended Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors (the "Plan") effective upon approval of the Company's stockholders (the "Amendment Effective Date").

         2.  Administration.  The Plan  shall be  administered  by the  Board of
             --------------
Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if such committee has been appointed. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. All Options shall be nonqualified stock options. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3.  Eligibility and Type of Option.  The Options may be granted only to
             ------------------------------
directors of the Company who are not employees of the Company or any present parent and/or subsidiary corporations of the Company. Options granted to eligible directors of the Company ("Outside Directors") shall be nonqualified stock options, that is, options which do not meet the requirements of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

         4.  Shares Subject to Option. Options shall be options for the purchase
             ------------------------
of the authorized but unissued common stock of the Company (the "Stock") subject to adjustment as provided in Paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be 350,000 shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares subject to repurchase are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option may again be subjected to an Option.

         5.  Time for Granting Options. All Options shall be granted, if at all,
             -------------------------
within ten (10) years from the Effective Date.

         6.  Terms, Conditions and Form of Options.  Options granted pursuant to
             -------------------------------------
the Plan shall be evidenced by written agreements ("Stock Option Agreements") specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A and incorporated herein by reference (the "Option Agreement"), except as set forth herein, and shall comply with and be subject to the following terms and conditions:

             (a)  Automatic Grant of Options.
                  --------------------------

                  (i) Each Outside Director shall be granted an Option for Twenty Thousand (20,000) shares of Stock upon the later of the Effective Date or the date said Outside Director is first elected to serve on the Board.

                  (ii) The Anniversary Date of an Outside Director who was elected to the Board prior to the Effective Date shall be the date which is twelve (12) months after the Effective Date, and successive anniversaries thereof. The Anniversary Date of any Outside Director who is elected to the Board on or after the Effective Date shall be the date which is twelve (12) months after such election and successive anniversaries thereof. The Anniversary Date of a director who is employed by the Company or a present parent and/or subsidiary corporation of the Company and who subsequently terminates such employment while remaining on the Board shall be the date following such termination of employment.

                  (iii) Each Outside Director shall be granted on the Amendment Effective Date an additional Option for the Ten Thousand (10,000) shares of Stock for each odd Anniversary Date of such Outside Director which occurred subsequent to the later of the Effective Date or such Outside Director's election to the Board and prior to the Amendment Effective Date. For example, an Outside Director elected to the Board prior to the Effective Date would be granted an Option for Thirty Thousand (30,000) shares of Stock computed as follows:

 10,000 multiplied by 3 odd year Anniversary Dates (3-1-89, 3-1-91 and 3-1-93).

Vesting on each Ten Thousand (10,000) share Option granted pursuant to this Paragraph 6(a)(iii) shall run from the odd Anniversary Date to which such grant relates.

                  (iv) Each Outside Director shall be granted an additional Option for Ten Thousand (10,000) shares of Stock upon every Anniversary Date occurring on or after the Amendment Effective Date of said Outside Director's tenure as a Director.

                  (v) Each Outside Director shall be granted an additional Option on the Amendment Effective Date and on every Anniversary Date thereafter on which such Outside Director is a member of one or more Board Committees ("Committee Membership") for a number of shares of Stock determined as follows. For each Committee Membership, the Outside Director shall be granted Two Thousand Five Hundred (2,500) shares of Stock.

                  (vi) An Outside Director who is serving as Chairman of the Board shall be granted an additional Option on the Amendment Effective Date and upon every Anniversary Date thereafter on which the Outside Director is so serving as Chairman of the Board for Five Thousand (5,000) shares of Stock.

                  (vii) Notwithstanding any other provision of the Plan, no Option shall be granted to any individual who is no longer serving as an Outside Director of the Company, Committee Member, or Chairman of the Board, as the case may be, on an Anniversary Date which would otherwise be a date of grant.

                  (viii) For purposes of determining the number of Option shares under Paragraphs 6(a)(v) and (vi), only service while an Outside Director shall be counted.

             (b)  Option  Price.  The option price per share for an Option shall
                  -------------
be the fair market value, as determined by the closing price of the Company's common stock on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ System") as reported in the Wall Street Journal on the date prior to the date of the granting of the Option. If the such date prior to the date of the granting of the Option does not fall on a day on which the Company's Stock is trading on the NASDAQ System or a national securities exchange, the date on which the Option price per share shall be established shall be the last day on which the Company's Stock was so traded prior to the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

             (c)  Exercise Period of Options. Any Option granted hereunder shall
                  --------------------------

be exercisable for a term of ten (10) years.

             (d)  Payment of Option  Price.  Payment of the option price for the
                  ------------------------
number of shares of Stock being purchased pursuant to any Option shall be made:

                  (i)    in cash;

                  (ii)   by check, or

                  (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).


         7.  Authority to Vary Terms.  The Board shall have the  authority  from
             -----------------------
time to time to vary the terms of the Option Agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended stock option agreements shall be in accordance with the terms of the Plan.

         8.  Effect  of  Change  in  Stock  Subject  to  the  Plan.  Appropriate
             -----------------------------------------------------
adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

         9.  Ownership Change and Transfer of Control.  For the purposes hereof,
             ----------------------------------------
the "Control Company" shall mean Chips and Technologies, Inc. An "Ownership Change" shall be deemed to have occurred in the event of any of the following occurrences with respect to the Control Company:

             (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company;

             (b)  a merger in which the Control Company is a party; or

             (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets.

         A "Transfer of Control" shall mean an Ownership Change in which the stockholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

         In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that any unvested portion of the Option shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for such corporation's stock for such outstanding options. Any Options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be, shall terminate effective as of the date of the Transfer of Control.

         10. Options  Non-Transferable.  During the lifetime of the Optionee, an
             -------------------------
Option shall be exercisable only by said Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         11. Termination  or Amendment of Plan.  The Board,  including  any duly
             ---------------------------------
appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's stockholders, there shall be (i) no increase in the total number of shares covered by the Plan (except by operation of the provisions of Paragraph 8, above), and (ii) no expansion in the class of persons eligible to receive nonqualified stock options. Notwithstanding the foregoing, the Plan may not be amended more frequently than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing First Amended Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors was duly adopted by the Board of Directors of the Company on the 1st day of October, 1993, and approved by a majority of the stockholders of the Company on November 10, 1993.



                                                    /s/ JEFFERY ANNE TATUM
                                                    ----------------------------
                                                    Jeffery Anne Tatum,
                                                    Secretary

                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                                     Between
                          CHIPS AND TECHNOLOGIES, INC.
                                       and
                         [[first name]] [[last name]]

                         Grant Number [[grant number]]

         You have been granted an option under the Chips and Technologies, Inc. 1988 Nonqualified Stock Option Plan for Outside Directors (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

Number of Shares           Your  option is for  [[shares]]  shares of the common
                           stock of Chips and Technologies, Inc., a Delaware corporation ("Chips"). Chips will make appropriate adjustments in the number, option price, and class of your shares if there is a stock dividend, stock split, or like change in the capital structure of Chips. If a majority of Chips' shares which are of the same class as your shares are converted into the shares of another corporation ("New Shares"), Chips may make your option exercisable for New Shares but shall adjust the number of shares and the exercise price for the New Shares in a fair and equitable manner.

Option Price               You   may   purchase    your   option    shares   for
                           [[option price]] per share, which was the closing price of the common stock of Chips on [[grant date]], your Grant Date.

Type of Option             This option is intended  to be a  nonqualified  stock
                           option and will not be treated as an incentive stock option as defined in section 422(b) of the Internal
                           Revenue Code of 1986, as amended (the "Code").

Grant Date                 The "Grant Date" of your option is [[grant date]].

Initial Vesting Date       The  "Initial   Vesting   Date"  of  your  option  is
                           [[period1vestdate]], which is six (6) months from the Grant Date. This is the date your option begins to vest.

Exercisability             You  may  exercise  your  option  immediately  in its
                           entirety on or after the Grant Date. However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested. (See Right of Repurchase below).

Term Your option will expire on [[period1expiredate]], the "Expiration Date, which is five (5) years from the Grant Date, unless your services as a director of Chips is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

Vesting of Options         On the Initial Vesting Date, [[period1sharesvesting]]
                           shares of the option will be vested (one-eighth (1/8) of the option shares). Thereafter one-forty-eighth
                           (1/48) of the option shares will vest for each full month of your continuous service as a director of Chips from the Initial Vesting Date. Your option stops vesting when your service as a director of Chips terminates.

Your Right to Buy          You can buy  shares  that  have not yet  vested.  The
Unvested Shares            number of shares you buy over and above  your  vested
                           shares are "unvested shares." They may not be sold or otherwise be transferred until they become vested.

Chips' Right to            If your service as a director of Chips terminates for
Repurchase Your            any  reason,  with or  without  cause  while  you are
Unvested Shares            holding  unvested  shares,  or if you or  your  legal
                           representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares
                           (other than pursuant to an ownership change), Chips may buy those unvested shares back from you at the option price you originally paid as adjusted to reflect changes in the number, exercise price and class of the shares.

                           If Chips wishes to exercise its right to repurchase your unvested shares, it must give you written notice within sixty (60) days after the later of (i) the termination of your service as a director or your exercise of your option, if later, or (ii) the date Chips received notice of the attempted disposition of the shares by you or your legal representative.

                           Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares unless Chips and you otherwise agree. However, Chips will not repurchase your unvested shares if you transfer your unvested shares to your ancestors, descendents, or spouse or to a trustee for their benefit and the transferee agrees in writing (in a form satisfactory to Chips) to take the shares subject to Chips' right of repurchase.

                           In the event Chips is unable to exercise the right of repurchase under the provisions of Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law, Chips may assign the right of repurchase to one or more persons selected by Chips' Board of Directors.



Escrow for Unvested        To ensure that the unvested  shares will be available
Shares                     for  repurchase  by Chips,  when you buy any unvested
                           shares,   you  will  be   required   to  deposit  the
                           certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips. Chips will pay the escrow costs.

Payment by Chips           If  Chips  exercises  its  right to  repurchase  your
through Escrow             unvested  shares,  Chips  will  make  payment  to the
                           escrow   agent  on  behalf  of  you  or  your   legal
                           representative  in cash within  sixty (60) days after
                           Chips mails to you its written  notice of exercise of
                           right of  repurchase.  For purposes of this  payment,
                           cancellation  of any  outstanding  promissory note of
                           yours  that you have  previously  delivered  to Chips
                           will be  treated  as payment in cash to the extent of
                           the  unpaid   principle  and  any  accrued   interest
                           canceled. Within thirty (30) days after payment by Chips, the escrow agent will give the shares which Chips has purchased to Chips and give the payment received from Chips to you.

Legend on Unvested Shares  Chips may stamp your certificates for unvested shares you purchase with a special legend referring to Chips' right of repurchase. As your vesting percentage increases, you may request, at reasonable intervals, that Chips exchange such legended shares which have vested for shares without such a legend.

Ownership Change           The following events constitute an "ownership change"
                           of Chips: (1) the direct or indirect sale or exchange
                           by Chips' stockholders of all or substantially all of
                           Chips' stock; (2) a merger in which Chips is a party;
                           or (3) the  sale,  exchange,  or  transfer  of all or
                           substantially  all of  Chips'  assets  (other  than a
                           sale,   exchange,   or   transfer   to  one  or  more
                           corporations where Chips' stockholders before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                           If there is an ownership change, Chips' right of repurchase will continue but your services as a director will include service with Chips and any parent or subsidiary corporation of Chips (as defined in Section 424 of the Code) at the time you were a director whether or not such corporation was included in such term before and after the ownership change.

Transfer of Control        A "transfer  of control" of Chips means an  ownership
                           change  in  which  Chips'  stockholders  before  such
                           ownership   change  do  not   retain,   directly   or
                           indirectly, at least a majority of the beneficial interest in Chips' voting stock.

                           In the event of a transfer of control, Chips' Board of Directors, in its sole discretion, will either (i) provide that all shares acquired on exercise of your option become vested shares effective upon the transfer of control, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume Chips' rights and obligations under this Agreement or substitute options for such corporation's stock for your option. Your option will terminate on the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

Termination of Your        If you  cease  to be a  director  of  Chips  for  any
Services as Director       reason,  your  option as to unvested  shares  expires
                           immediately.

                           If you cease to be a director of Chips because of your death or disability as defined in Section 422(c) of the Code, your option as to vested shares expires six (6) months after your services as a director end or on the Expiration Date of the term of the option, whichever is first.

                           If you cease to be a director of Chips because of any other reason, your option as to vested shares expires ninety (90) days after your services as a director ends or on the Expiration Date of the term of the option, whichever is first.

Restrictions on Resale     You may not sell your  option  shares at any time you
                           are in possession of material inside information. In addition, your sale of your option shares will be governed by Chips' trade restriction policy in effect at the time of the proposed sale.

                           You may sell your option shares only during the trading window. This window currently commences on the third day following the release of quarterly financial results and ends ten (10) business days thereafter, unless extended by Chips' President or chief Financial Officer.

Notice of Exercise         When you wish to exercise your option,  you must send
                           a signed Notice of Exercise to Chips at its main office which currently is:

                                        Chips and Technologies, Inc.
                                        3050 Zanker Road
                                        San Jose, CA 95134
                                        Attn: Financial Services 1-7

                           Your notice must specify how many whole shares you wish to purchase and must contain any representations and agreements as to your investment intent with respect to the shares required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the Expiration Date of the Option, accompanied by a signed form of Chips' then current escrow instructions, if you are exercising your option for unvested shares, and full payment of the option price for the number of shares you are purchasing. The Notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

Form of Payment            When you submit  your  Notice of  Exercise,  you must
                           include payment of the option price for the number of shares you are purchasing. Payment may be made in one
                           (or a combination of two or more) of the following forms:

                                  -    Your personal check
                                  -    A cashier's check
                                  -    Cash
                                  - Assignment of the sale proceeds of some or all of the shares acquired on exercise of the option (including an exercise complying with

                                       Regulation T of the Board of Governors of the Federal Reserve System)

Withholding Taxes          In order  to  exercise  your  option,  you must  make
                           arrangements to pay any federal and state withholding taxes that may be due as a result of the option exercise. Thereafter, at any time requested by Chips, you must make arrangements to pay any federal or state withholding taxes that may be due as a result of any transfer of any shares acquired on exercise of your option, the operation of any federal or state law providing for the imputation of interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

Certificate Registration   Chips will register the  certificate or  certificates
                           issued upon the exercise of your option in your name or, if applicable, in the name of your heir(s).

Transfer of Option         Prior  to your  death,  only  you may  exercise  your
                           option, and you cannot transfer or assign your option. However, you may dispose of your option in your will or by the laws of descent and distribution.

Stock Dividends            If, from time to time,  there is any stock  dividend,
                           stock  split,  or other  change in the  character  or
                           amount of any of Chips'  outstanding  stock, then any
                           and all new  substituted or additional  securities to
                           which you are entitled by reason of your ownership of
                           option shares will be  immediately  subject to Chips'
                           right of repurchase with the same force and effect as
                           your option shares subject to the right of repurchase
                           immediately   before  such   event.   (See  Right  of
                           Repurchase above.)

Stockholder Rights         You,  or your  estate or  heirs,  have no rights as a
                           stockholder of Chips until a certificate for your option shares has been issued. No adjustments will be made for dividends or other rights if the applicable record date occurs prior to the date your stock certificate is issued, unless there is a change in the stock as described in the Plan.

Applicable Law             This Agreement will be interpreted and enforced under
                           the laws of the State of California.

Other Agreements           The Plan,  as it may be amended from time to time, is
                           incorporated  in this  Agreement by  reference.  This
                           Agreement   and  the  Plan   constitute   the  entire
                           understanding  between you and Chips  regarding  your
                           option.   Any   prior   agreements,   understandings,
                           commitments, or negotiations concerning your option are superseded.

Amendment                  Chips  may at any time  amend or  terminate  the Plan
                           and/or  your   option.   However,   no  amendment  or
                           termination may adversely affect your option without your consent.

Binding Effect             This  Agreement  will  benefit,  and will bind,  you,
                           Chips,   and   the   respective   heirs,   executors,
                           administrators, successors and assigns of you and Chips.

Time of Expiration         Whenever  there is a reference in this Agreement to a
                           date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.



         By signing this Agreement, you and Chips agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.



                                        CHIPS AND TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                                James E. Stafford, President and
                                                Chief Executive Officer

                                        Dated:
                                               ---------------------------------



                                        OPTIONEE


                                        By:
                                            ------------------------------------

                                        Dated:
                                               ---------------------------------